Supplemental Operating and Financial Data Q2 2023

Veris Residential Inc. (the “Company”, “VRE”, “we”, “our”, “us”) considers portions of this information, including the documents incorporated by reference, to be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of such act. Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “potential,” “projected,” “should,” “expect,” “anticipate,” “estimate,” “target,” “continue” or comparable terminology. Forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which we cannot predict with accuracy and some of which we might not even anticipate. Although we believe that the expectations reflected in such forward- looking statements are based upon reasonable assumptions at the time made, we can give no assurance that such expectations will be achieved. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements. Among the factors about which we have made assumptions are: • risks and uncertainties affecting the general economic climate and conditions, which in turn may have a negative effect on the fundamentals of our business and the financial condition of our tenants and residents; • the value of our real estate assets, which may limit our ability to dispose of assets at attractive prices or obtain or maintain debt financing secured by our properties or on an unsecured basis; • the extent of any tenant bankruptcies or of any early lease terminations; • our ability to lease or re-lease space at current or anticipated rents; • changes in the supply of and demand for our properties; • changes in interest rate levels and volatility in the securities markets; • our ability to complete construction and development activities on time and within budget, including without limitation obtaining regulatory permits and the availability and cost of materials, labor and equipment; • our ability to attract, hire and retain qualified personnel; • forward-looking financial and operational information, including information relating to future development projects, potential acquisitions or dispositions, leasing activities, capitalization rates, and projected revenue and income; • changes in operating costs; • our ability to obtain adequate insurance, including coverage for natural disasters and terrorist acts; • our credit worthiness and the availability of financing on attractive terms or at all, which may adversely impact our ability to pursue acquisition and development opportunities and refinance existing debt and our future interest expense; • changes in governmental regulation, tax rates and similar matters; and • other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants or residents will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated. For further information on factors which could impact us and the statements contained herein, see Item 1A: Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2022. We assume no obligation to update and supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise. This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of VRE. Any offers to sell or solicitations of VRE shall be made by means of a prospectus. The information in this Supplemental Package must be read in conjunction with, and is modified in its entirety by, the Quarterly Report on Form 10-Q (the “10-Q”) filed by VRE for the same period with the Securities and Exchange Commission (the “SEC”) and all of the VRE’s other public filings with the SEC (the “Public Filings”). In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-Q, the footnotes thereto and the limitations set forth therein. Investors may not rely on the Supplemental Package without reference to the 10-Q and the Public Filings. Any investors’ receipt of, or access to, the information contained herein is subject to this qualification. This Supplemental Operating and Financial Data should be read in connection with the Company’s second quarter 2023 earnings press release (included as Exhibit 99.2 of the Company’s Current Report on Form 8-K, filed on July 26, 2023, as certain disclosures, definitions and reconciliations in such announcement have not been included in this Supplemental Operating and Financial Data. Forward-Looking Statements 2

Funds from operations (“FFO”) is defined as net income (loss) before noncontrolling interests of unitholders, computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains or losses from depreciable rental property transactions (including both acquisitions and dispositions), and impairments related to depreciable rental property, plus real estate-related depreciation and amortization. The Company believes that FFO per share is helpful to investors as one of several measures of the performance of an equity REIT. The Company further believes that as FFO per share excludes the effect of depreciation, gains (or losses) from property transactions and impairments related to depreciable rental property (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO per share can facilitate comparison of operating performance between equity REITs. FFO per share should not be considered as an alternative to net income available to common shareholders per share as an indication of the Company’s performance or to cash flows as a measure of liquidity. FFO per share presented herein is not necessarily comparable to FFO per share presented by other real estate companies due to the fact that not all real estate companies use the same definition. However, the Company’s FFO per share is comparable to the FFO per share of real estate companies that use the current definition of the National Association of Real Estate Investment Trusts (“Nareit”). A reconciliation of net income per share to FFO per share is included in the financial tables below. Core FFO is defined as FFO, as adjusted for items that may distort the comparative measurement of the Company’s performance over time. Adjusted FFO ("AFFO") is defined as Core FFO less (i) recurring tenant improvements, leasing commissions and capital expenditures, (ii) straight-line rents and amortization of acquired above/below-market leases, net, and (iii) other non-cash income, plus (iv) other non-cash charges. Core FFO and AFFO are both non-GAAP financial measures that are not intended to represent cash flow and are not indicative of cash flows provided by operating activities as determined in accordance with GAAP. Core FFO and AFFO are presented solely as supplemental disclosures that the Company’s management believes provides useful information regarding the Company's operating performance and its ability to fund its dividends. There are not generally accepted definitions established for Core FFO or AFFO. Therefore, the Company's measures of Core FFO and AFFO may not be comparable to the Core FFO and AFFO reported by other REITs. A reconciliation of net income to Core FFO and AFFO are included in the financial tables below. Net operating income (“NOI”) represents total revenues less total operating expenses, as reconciled to net income above. Same Store GAAP NOI and Same Store Cash NOI are reconciled to Total Property Revenues. The Company considers NOI, Same Store GAAP NOI, and Same Store Cash NOI to be meaningful non-GAAP financial measures for making decisions and assessing unlevered performance of its property types and markets, as it relates to total return on assets, as opposed to levered return on equity. As properties are considered for sale and acquisition based on NOI estimates and projections, the Company utilizes this measure to make investment decisions, as well as compare the performance of its assets to those of its peers. NOI should not be considered a substitute for net income, and the Company’s use of NOI, Same Store GAAP NOI, Same Store Cash NOI may not be comparable to similarly titled measures used by other companies. The Company calculates NOI before any allocations to noncontrolling interests, as those interests do not affect the overall performance of the individual assets being measured and assessed. Same Store includes specific properties, which represent all in-service properties owned by the Company during the reported period, excluding properties sold, disposed of, held for sale, removed from service, or for any reason considered not stabilized, or being redeveloped or repositioned in the reporting period. Adjusted EBITDA is a non-GAAP financial measure. The Company computes Adjusted EBITDA in accordance with what it believes are industry standards for this type of measure, which may not be comparable to Adjusted EBITDA reported by other REITs. The Company defines Adjusted EBITDA as Core FFO , plus interest expense, plus income tax expense, plus income (loss) in noncontrolling interest in consolidated joint ventures, and plus adjustments to reflect the entity's share of Adjusted EBITDA of unconsolidated joint ventures. The Company presents Adjusted EBITDA because the Company believes that Adjusted EBITDA, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of the Company’s ability to incur and service debt. Adjusted EBITDA should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity. EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or Nareit, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the Nareit definition, or that interpret the Nareit definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of Nareit in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures. The Company presents EBITDAre, because the Company believes that EBITDAre, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of the Company’s ability to incur and service debt. EBITDAre should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity. 3 Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre

4 Company Highlights

Q2 2023 Key Financial Metrics

	Three Months Ended	
	June 30, 2023	March 31, 2023
Net Income / (Loss) per Diluted Share	$(0.30)	$(0.27)
Core FFO per Diluted Share[1]	$0.16	$0.15
Weighted Average - Diluted Shares[2]	$100,854,172	$100,525,777
Total Equity	$2.2 billion	$2.0 billion
Total Debt	$1.8 billion	$1.8 billion
Total Capitalization	$4.0 billion	$3.8 billion
Debt-to-Undepreciated Assets	43.2%	42.9%
Net Debt	$1.4 billion	$1.8 billion
Annualized Adjusted EBITDA[1]	163,113	171,869
Net Debt-to-Adjusted EBITDA[3]	8.6x	10.3x
Interest Coverage Ratio[1]	1.9x	1.9x

	Three Months Ended	
	June 30 2023	March 31, 2023
Key Portfolio Statistics		
Multifamily Portfolio		
Operating Units	7,681	7,681
% Physical Occupancy	95.6%	95.9%
Same Store Units	6,691	6,691
Same Store Occupancy	95.7%	96.0%
Same Store Blended Rental Growth Rate	11.7%	10.7%
Average Rent per Home	$3,734	$3,621
Land Bank Units - Inside Rockpoint JV[4]	5,009	5,009
Land Bank Units - Outside Rockpoint JV[4]	1,266	1,266
Office Portfolio		
Area (sqft)	1.6 million	1.6 million
Consolidated In-Service Properties	3	3

1. See "Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre". FFO is calculated in accordance with the definition of the National Association of Real Estate Investment Trusts (Nareit). Interest Coverage Ratio is calculated as Adjusted EBITDA divided by interest expense.
2. Includes any outstanding preferred units presented on a converted basis into common units, noncontrolling interests in consolidated joint ventures and redeemable noncontrolling interests.
3. Excluding the impact of the Urby tax credit, Net-Debt-to-EBITDA would have been 9.5x.
4. See page 6 entitled Components of NAV for more details.

5

Components of Net Asset Value

$ in thousands

Real Estate Portfolio

Operating Multifamily NOI[1]	Total	At Share
New Jersey Waterfront	$137,660	$114,454
Normalized impact of successful tax appeals	(8,716)	(8,716)
Massachusetts	24,144	24,144
Other	32,972	23,998
Haus25 (Stabilized NOI)[2]	30,426	30,426
Total Multifamily NOI	**$216,486**	**$184,306**
Commercial NOI[3]	5,336	4,317
Total NOI	**$221,822**	**$188,623**

Non-Strategic Assets

Book Value of Harborside 5	$119,544
Gross Price of Non-Strategic Assets Under Binding Contract	205,000
Estimated Land Value[4]	210,551
Subtotal Non-Strategic Assets	**$504,783**

Other Assets

Cash and Cash Equivalents[5]	$17,907
Restricted Cash	22,430
Other Assets	71,267
Subtotal Other Assets	**$111,604**

Liabilities and Other Considerations

Operating - Consolidated Debt at Share	$1,753,835
Operating - Unconsolidated Debt at Share	310,067
Other Liabilities	75,984
Revolving Credit Facility[6]	25,000
Term Loan[6]	115,000
Preferred Equity / LP interest	40,231
Subtotal Liabilities and Other Considerations	**$2,320,117**

Outstanding Shares

Common Shares (Outstanding as of June 30, 2023)	100,908,061
Fully Diluted Shares for Q2 2023	100,854,172

Notes: See "Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre". Net Asset Value ("NAV") is the metric that represents the net projected value of the Company's interest after accounting for all priority debt and equity payments. The metric includes capital invested by the Company.

1. See page 19 entitled 'Property Listing - Multifamily'.
2. In Q2 2023, Haus25 NOI was $6.8 million or $27.4 million annualized.
3. See page 20 entitled Property Listing - Commercial, Land Bank, & Other Non-Strategic Assets.
4. Based on 4,283 potential units. See page 20 for the previous land breakout prior to JV resolution.
5. Balance as of June 30 was $396.9 million. Balance reflects the redemption of Rockpoint interest on July 26.
6. The Company entered into a transitional $60 million revolving credit facility and $115 million term loan agreement to fund the buyout of Rockpoint's interest and provide corporate liquidity.

6

Same Store Performance

$ in thousands (unaudited)

Multifamily Same Store[1]

	Three Months Ended June 30, 2023	2022	Change	%	Six Months Ended June 30, 2023	2022	Change	%	Sequential Q2 2023	Q1 2023	Change	%
Total Property Revenues (GAAP)	**$60,336**	**$53,250**	**$7,086**	**13.3%**	**$118,083**	**$104,519**	**$13,564**	**13.0%**	**$60,336**	**$57,747**	**$2,589**	**4.5%**
Marketing & Administration	1,945	1,750	195	11.1%	3,683	3,560	123	3.5%	1,945	1,738	207	11.9%
Utilities	1,779	1,691	88	5.2%	3,827	3,899	(72)	(1.8)%	1,779	2,048	(269)	(13.1)%
Payroll	3,686	3,699	(13)	(0.4)%	7,500	7,335	165	2.2%	3,686	3,814	(128)	(3.4)%
Repairs & Maintenance	3,354	3,085	269	8.7%	6,229	5,899	330	5.6%	3,354	2,875	479	16.7%
Total Controllable Expenses	**$10,764**	**$10,225**	**$539**	**5.3%**	**$21,239**	**$20,693**	**$546**	**2.6%**	**$10,764**	**$10,475**	**$289**	**2.8%**
Other Fixed Fees	737	633	104	16.4%	1,455	1,315	140	10.6%	737	718	19	2.6%
Insurance	1,486	1,244	242	19.5%	2,972	2,492	480	19.3%	1,486	1,486	–	–%
Real Estate Taxes	6,076	7,249	(1,173)	(16.2)%	14,666	14,615	51	0.3%	6,076	8,590	(2,514)	(29.3)%
Total Non-Controllable Expenses	**$8,299**	**$9,126**	**$(827)**	**(9.1)%**	**$19,093**	**$18,422**	**$671**	**3.6%**	**$8,299**	**$10,794**	**$(2,495)**	**(23.1)%**
Total Property Expenses	**$19,063**	**$19,351**	**$(288)**	**(1.5)%**	**$40,332**	**$39,115**	**$1,217**	**3.1%**	**$19,063**	**$21,269**	**$(2,206)**	**(10.4)%**
Same Store GAAP NOI	**$41,273**	**$33,899**	**$7,374**	**21.8%**	**$77,751**	**$65,404**	**$12,347**	**18.9%**	**$41,273**	**$36,478**	**$4,795**	**13.1%**
Real Estate Tax Adjustments[2]	2,179	734	1,445		1,689	1,467	222		2,179	(490)	2,669	
Normalized Same Store NOI	**39,094**	**33,165**	**5,929**	**17.9%**	**76,062**	**63,937**	**12,125**	**19.0%**	**39,094**	**36,968**	**2,126**	**5.8%**
Total Units	6,691	6,691			6,691	6,691			6,691	6,691		
% Ownership	82.7%	82.7%			82.7%	82.7%			82.7%	82.7%		
% Occupied - Quarter End	95.7%	97.1%	(1.4)%		95.7%	97.1%	(1.4)%		95.7%	96.0%	(0.3)%	

Notes: See "Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre".

1. Values represent the Company's pro rata ownership of operating portfolio.
2. Represents tax settlements and final tax rate adjustments recognized that are applicable to prior periods.

7

Balance Sheet

$ in thousands (unaudited)

	June 30, 2023			December 31, 2022
	Multifamily	Office/Corp.	Total	
ASSETS				
Rental property				
Land and leasehold interests	$468,167	$15,028	$483,195	$492,204
Buildings and improvements	2,638,444	206,749	2,845,193	3,332,315
Tenant improvements	7,534	33,275	40,809	122,509
Furniture, fixtures and equipment	93,294	7,509	100,803	99,094
	3,207,439	262,561	3,470,000	4,046,122
Less - accumulated depreciation and amortization	(304,159)	(133,954)	(438,113)	(631,910)
	2,903,280	128,607	3,031,887	3,414,212
Rental property held for sale, net	63,505	59,185	122,690	193,933
Net Investment in Rental Property	2,966,785	187,792	3,154,577	3,608,145
Cash and cash equivalents	37,194	359,746	396,940	26,782
Restricted cash	20,447	7,167	27,614	20,867
Investments in unconsolidated joint ventures	122,435	–	122,435	126,158
Unbilled rents receivable, net	2,225	5,583	7,808	39,734
Deferred charges, goodwill and other assets, net[(1)(2)]	39,864	19,097	58,961	96,162
Accounts receivable	3,571	927	4,498	2,920
Total Assets	**$3,192,521**	**$580,312**	**$3,772,833**	**$3,920,768**
LIABILITIES & EQUITY				
Mortgages, loans payable and other obligations, net	$1,820,981	$–	$1,820,981	$1,903,977
Mandatorily redeemable noncontrolling interests	487,619	–	487,619	–
Dividends and distributions payable	–	72	72	110
Accounts payable, accrued expenses and other liabilities	31,452	21,787	53,239	72,041
Rents received in advance and security deposits	11,918	3,792	15,710	22,941
Accrued interest payable	6,696	267	6,963	7,131
Total Liabilities	**2,358,666**	**25,918**	**2,384,584**	**2,006,200**
Redeemable noncontrolling interests	–	40,231	40,231	515,231
Total Stockholders'/Members Equity	**797,297**	**399,656**	**1,196,953**	**1,235,685**
Noncontrolling interests in subsidiaries:				
Operating Partnership	–	115,307	115,307	126,109
Consolidated joint ventures	36,558	(800)	35,758	37,543
Total Noncontrolling Interests in Subsidiaries	**$36,558**	**$114,507**	**$151,065**	**$163,652**
Total Equity	**$833,855**	**$514,163**	**$1,348,018**	**$1,399,337**
Total Liabilities and Equity	**$3,192,521**	**$580,312**	**$3,772,833**	**$3,920,768**

1. Includes mark-to-market lease intangible net assets of $10,554 and mark-to-market lease intangible net liabilities of $349 as of Q2 2023.
2. Includes Prepaid Expenses and Other Assets attributable to Multifamily of $25,077 as follows: (i) deposits of $4,990, (ii) other receivables of $5,536, (iii) other prepaid/assets of $12,252, and (iv) prepaid taxes of $2,299.

8

Income Statement - Quarterly Comparison

$ in thousands, except per share amounts (unaudited)

	Q2 2023				Q2 2022
	Multifamily	Office/Corp.	Less: Disc. Ops	Total	
REVENUES					
Revenue from leases	$58,190	$6,220	$(2,501)	$61,909	$47,313
Real estate services	644	(1)	–	643	896
Parking income	3,998	1,053	(255)	4,796	4,173
Other income	1,313	(3)	71	1,381	1,431
Total revenues	**64,145**	**7,269**	**(2,685)**	**68,729**	**53,813**
EXPENSES					
Real estate taxes	6,291	2,350	(781)	7,860	7,911
Utilities	1,830	839	(290)	2,379	1,895
Operating services	12,577	2,656	(1,189)	14,044	13,100
Real estate services expenses	2,352	2,037	–	4,389	2,920
General and administrative	660	8,932	(10)	9,582	11,527
Dead deal and transaction-related costs	–	3,319	–	3,319	1,345
Depreciation and amortization	21,583	2,376	(275)	23,684	21,015
Land and other impairments	–	–	–	–	3,900
Total expenses	**45,293**	**22,509**	**(2,545)**	**65,257**	**63,613**
Operating Income (expense)	**18,852**	**(15,240)**	**(140)**	**3,472**	**(9,800)**
OTHER (EXPENSE) INCOME					
Interest expense	(21,678)	(14)	–	(21,692)	(14,741)
Interest cost of mandatorily redeemable noncontrolling interests	(13,390)	–	–	(13,390)	–
Interest and other investment income (loss)	1	3,926	–	3,927	189
Equity in earnings (loss) of unconsolidated joint ventures	2,700	–	–	2,700	2,638
Realized and unrealized gains (losses) on disposition	–	(3,488)	3,488	–	–
Gain on disposition of developable land	–	–	–	–	55,125
Loss from extinguishment of debt, net	–	(2,657)	–	(2,657)	(129)
Other Income, net	710	143	–	853	–
Total other income (expense)	**(31,657)**	**(2,090)**	**3,488**	**(30,259)**	**43,082**
Income (loss) from continuing operations	**(12,805)**	**(17,330)**	**3,348**	**(26,787)**	**33,282**
Income from discontinued operations	–	–	140	140	5,808
Realized losses on disposition	–	–	(3,488)	(3,488)	(4,440)
Total discontinued operations	**–**	**–**	**(3,348)**	**(3,348)**	**1,368**
Net Income (loss)	**(12,805)**	**(17,330)**	**–**	**(30,135)**	**34,650**
Noncontrolling interest in consolidated joint ventures	636	–	–	636	784
Noncontrolling interests in Operating Partnership from continuing operations	–	2,384	–	2,384	(2,568)
Noncontrolling interests in Operating Partnership in discontinued operations	–	298	–	298	(127)
Redeemable noncontrolling interest	(267)	(350)	–	(617)	(6,366)
Net income (loss) available to common shareholders	**$(12,436)**	**$(14,998)**	**$–**	**$(27,434)**	**$26,373**
Basic earnings per common share:					
Net income (loss) available to common shareholders				$(0.30)	$0.25
Diluted earnings per common share:					
Net income (loss) available to common shareholders				$(0.30)	$0.25
Basic weighted average shares outstanding				91,873	91,027
Diluted weighted average shares outstanding				100,854	100,352

9

Income Statement - Year-to-Date Comparison

$ in thousands, except per share amounts (unaudited)

	Six Months Ended June 30, 2023				Six Months Ended June 30, 2022		
	Multifamily	Office/Corp.	Less: Disc. Ops	Total	All Operations	Less: Disc. Ops	Total
REVENUES							
Revenue from leases	$114,289	$25,943	$(18,485)	$121,747	$135,844	$(44,588)	$91,256
Real estate services	1,555	(1)	–	1,554	1,807	–	1,807
Parking income	7,726	1,703	(300)	9,129	8,930	(1,170)	7,760
Hotel income	594	–	(594)	–	5,954	(5,954)	–
Other income	2,259	953	46	3,258	27,936	(25,445)	2,491
Total revenues	**126,423**	**28,598**	**(19,333)**	**135,688**	**180,471**	**(77,157)**	**103,314**
EXPENSES							
Real estate taxes	16,067	6,776	(3,863)	18,980	24,919	(8,718)	16,201
Utilities	3,921	1,922	(961)	4,882	7,410	(3,163)	4,247
Operating services	25,810	6,434	(5,937)	26,307	37,449	(11,485)	25,964
Real estate services expenses	4,249	2,083	–	6,332	5,283	–	5,283
General and administrative	2,014	17,891	(40)	19,865	31,059	(83)	30,976
Dead deal and transaction-related costs	–	4,347	–	4,347	1,345	–	1,345
Depreciation and amortization	43,089	9,624	(5,382)	47,331	54,542	(15,086)	39,456
Land and other impairments	3,396	–	–	3,396	6,832	–	6,832
Total expenses	**98,546**	**49,077**	**(16,183)**	**131,440**	**168,839**	**(38,535)**	**130,304**
Operating Income (expense)	**27,877**	**(20,479)**	**(3,150)**	**4,248**	**11,632**	**(38,622)**	**(26,990)**
OTHER (EXPENSE) INCOME							
Interest expense	(43,664)	(864)	822	(43,706)	(32,733)	6,385	(26,348)
Interest cost of mandatorily redeemable noncontrolling interests	(13,390)	–	–	(13,390)	–	–	–
Interest and other investment income (loss)	29	4,042	(28)	4,043	347	–	347
Equity in earnings (loss) of unconsolidated joint ventures	2,633	–	–	2,633	2,151	–	2,151
Realized and unrealized gains (losses) on disposition	780	(3,489)	2,709	–	(2,604)	2,604	–
Gain on disposition of developable land	–	(22)	–	(22)	57,748	–	57,748
Gain (loss) from extinguishment of debt, net	(12)	(2,657)	12	(2,657)	(6,418)	6,289	(129)
Other Income, net	2,708	143	–	2,851	–	–	–
Total other income (expense)	**(50,916)**	**(2,847)**	**3,515**	**(50,248)**	**18,491**	**15,278**	**33,769**
Income from continuing operations	**(23,039)**	**(23,326)**	**365**	**(46,000)**	**30,123**	**(23,344)**	**6,779**
Income from discontinued operations	–	–	2,344	2,344	–	25,948	25,948
Realized gains (losses) on disposition	–	–	(2,709)	(2,709)	–	(2,604)	(2,604)
Total discontinued operations	**–**	**–**	**(365)**	**(365)**	**–**	**23,344**	**23,344**
Net Income	**(23,039)**	**(23,326)**	**–**	**(46,365)**	**30,123**	**–**	**30,123**
Noncontrolling interest in consolidated joint ventures	1,223	–	–	1,223	1,758	–	1,758
Noncontrolling interests in Operating Partnership from continuing operations	–	4,696	–	4,696	305	–	305
Noncontrolling interests in Operating Partnership in discontinued operations	–	22	–	22	(2,102)	–	(2,102)
Redeemable noncontrolling interest	(6,283)	(700)	–	(6,983)	(12,803)	–	(12,803)
Net income (loss) available to common shareholders	**$(28,099)**	**$(19,308)**	**$–**	**$(47,407)**	**$17,281**	**$–**	**$17,281**
Basic earnings per common share:							
Net income (loss) available to common shareholders				$(0.56)			$0.12
Diluted earnings per common share:							
Net income (loss) available to common shareholders				$(0.56)			$0.12
Basic weighted average shares outstanding				91,551			90,989
Diluted weighted average shares outstanding				100,691			100,171

10

FFO & Core FFO

$ in thousands except per share and ratios (unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,	
	2023	2022	2023	2022
Net income (loss) available to common shareholders	$(27,434)	$26,373	$(47,407)	$17,281
Add (deduct): Noncontrolling interests in Operating Partnership	(2,384)	2,568	(4,696)	(305)
Noncontrolling interests in discontinued operations	(298)	127	(22)	2,102
Real estate-related depreciation and amortization on continuing operations[1]	26,064	23,413	52,053	44,352
Real estate-related depreciation and amortization on discontinued operations	275	6,863	5,231	14,784
Discontinued operations: Realized and unrealized (gains) losses on disposition of rental property, net	3,488	4,440	2,709	2,604
Funds from operations[2]	**$(289)**	**$63,784**	**$7,868**	**$80,818**
Add/(Deduct):				
(Gain)/Loss from extinguishment of debt, net	2,657	129	2,669	6,418
Land and other impairments	–	3,900	3,396	6,832
(Gain) on disposition of developable land	–	(55,125)	22	(57,748)
Rebranding and Severance/Compensation related costs	817	1,225	1,781	8,867
Redemption value adjustment to mandatorily redeemable noncontrolling interests	7,641	–	7,641	–
Lease breakage fee, net	–	–	–	(22,664)
Amortization of derivative premium	1,619	(2)	2,752	(2)
Dead Deal and Transaction Related Costs	3,319	1,345	4,347	1,345
Core FFO	**$15,764**	**$15,256**	**$30,476**	**$23,866**
Diluted weighted average shares/units outstanding[6]	100,854	100,352	100,691	100,171
Funds from operations per share-diluted	$0.00	$0.64	$0.08	$0.81
Core Funds from Operations per share/unit-diluted	$0.16	$0.15	$0.30	$0.24
Dividends declared per common share	–	–	–	–

Notes: See endnotes and "Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre".

11

AFFO & Adjusted EBITDA

$ in thousands, except per share amounts and ratios (unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,	
	2023	2022	2023	2022
Core FFO (calculated on previous page)	**$15,764**	**$15,256**	**$30,476**	**$23,866**
Add (Deduct) Non-Cash Items:				
Straight-line rent adjustments[3]	893	1,981	(360)	6,627
Amortization of market lease intangibles, net	(49)	4	(79)	(106)
Amortization of lease inducements	–	37	15	75
Amortization of stock compensation	3,614	3,019	5,761	5,638
Non-real estate depreciation and amortization	199	325	584	650
Amortization of deferred financing costs	621	1,181	1,832	2,358
Deduct:				
Non-incremental revenue generating capital expenditures:				
Building improvements	(2,339)	(2,243)	(4,431)	(5,492)
Tenant improvements and leasing commissions[4]	(195)	(1,611)	(547)	(6,261)
Tenant improvements and leasing commissions on space vacant for more than one year	302	(9,606)	(434)	(15,898)
Core AFFO[2]	**$18,810**	**$8,343**	**$32,816**	**$11,457**
Core FFO (calculated on previous page)	**$15,764**	**$15,256**	**$30,476**	**$23,866**
Deduct:				
Equity in earnings (loss) of unconsolidated joint ventures, net	(2,700)	(2,638)	(2,633)	(2,151)
Equity in earnings share of depreciation and amortization	(2,579)	(2,572)	(5,155)	(5,243)
Add-back:				
Interest expense	21,692	14,741	43,706	26,348
Amortization of derivative premium	(1,619)	2	(2,752)	2
Recurring JV distributions	4,539	5,223	6,086	6,618
Income (loss) in noncontrolling interest in consolidated joint ventures	(636)	(784)	(1,223)	(1,758)
Interest cost for mandatorily redeemable noncontrolling interest	5,749	–	5,749	–
Redeemable noncontrolling interest	617	6,366	6,983	12,803
Income tax expense	(49)	89	3	204
Adjusted EBITDA	**$40,778**	**$35,683**	**$81,240**	**$60,689**
Net debt at period end[5]	1,396,428	2,174,060	1,396,428	2,174,060
Net debt to Adjusted EBITDA	8.6x	15.2x	8.5x	17.9x

Notes: See endnotes and "Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre".

12

Notes: See unconsolidated joint venture NOI details and “Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre”. 13 Three Months Ended June 30, 2023 2022 Net Income (loss) available to common shareholders $(27,434) $26,373 Add/(Deduct): Noncontrolling interest in operating partnership (2,384) 2,568 Noncontrolling interest in discontinued operations (298) 127 Noncontrolling interest in consolidated joint ventures(a) (636) (784) Redeemable noncontrolling interest 617 6,366 Interest cost for mandatorily redeemable non-controlling interests 5,749 — Interest expense 21,692 14,741 Income tax expense (49) 89 Depreciation and amortization 23,959 28,029 Deduct: Discontinued operations: Realized and unrealized (gains) losses on disposition of rental property, net 3,488 4,440 Equity in (earnings) loss of unconsolidated joint ventures (2,700) (2,638) Add: Company's share of property NOI's in unconsolidated joint ventures(1) 10,287 8,719 EBITDAre $32,291 $88,030 Add: Loss from extinguishment of debt, net 2,657 129 Severance and compensation-related costs 817 1,225 Dead deal and transaction-related costs (3,319) (1,345) Land and other impairments — 3,900 Gain on disposition of developable land — (55,125) Adjusted EBITDAre $32,446 $36,814 (a) Noncontrolling interests in consolidated joint ventures: BLVD 425 54 (89) BLVD 401 (689) (667) Port Imperial Garage South (16) (11) Port Imperial Retail South 38 18 Other consolidated joint ventures (23) (35) Net losses in noncontrolling interests $(636) $(784) Depreciation in noncontrolling interest in consolidated JV's 714 704 Funds from operations - noncontrolling interest in consolidated JV's $78 $(80) Interest expense in noncontrolling interest in consolidated JV's 792 792 Net operating income before debt service in consolidated JV's $870 $712 EBITDAre - Quarterly Comparison $ in thousands (unaudited)

• As of June 30, 99% of the Company’s total debt portfolio (consolidated and unconsolidated) is hedged or fixed. The Company`s total debt portfolio has a weighted average interest rate of 4.4% and a weighted average maturity of 3.6 years. $ in thousands 14 Balance % of Total Weighted Average Interest Rate Weighted Average Maturity in Years Fixed Rate & Hedged Debt Fixed Rate & Hedged Secured Debt $1,827,230 100.0% 4.32% 3.2 Totals / Weighted Average $1,827,230 100.0% 4.32% 3.2 Unamortized Deferred Financing Costs (6,249) Total Consolidated Debt, net $1,820,981 Partners’ Share (73,395) VRE Share of Total Consolidated Debt, net(1) $1,747,586 Unconsolidated Secured Debt VRE Share $310,067 53.0% 5.12% 4.6 Partners’ Share 275,475 47.0% 5.12% 4.6 Total Unconsolidated Secured Debt $585,542 100.0% 5.12% 4.6 Pro Rata Debt Portfolio Fixed Rate & Hedged Secured Debt $2,053,287 99.0% 4.44% 3.6 Variable Rate Secured Debt 10,617 1.0% 7.15% 0.4 Total Pro Rata Debt Portfolio $2,063,904 100.0% 4.45% 3.6 Debt Summary & Maturity Schedule 1. Minority interest share of consolidated debt is comprised of $33.7 million at BLVD 425, $30.1 million at BLVD 401 and $9.6 million at Port Imperial South Garage.

Debt Profile

$ in thousands

	Lender	Effective Interest Rate[1]	June 30, 2023	December 31, 2022	Date of Maturity
Secured Construction Loans					
Haus25[2]	QuadReal Finance	SOFR + 2.70%	$297,324	$297,324	12/01/24
Total Secured Construction Debt					
Secured Permanent Loans					
Port Imperial Hotels[3]	Fifth Third Bank	N/A	$–	$84,000	N/A
Portside at East Pier	CBRE Capital Markets/Freddie Mac	3.57%	58,998	58,998	08/01/23
Signature Place	Nationwide Life Insurance Company	3.74%	43,000	43,000	08/01/24
Liberty Towers	American General Life Insurance Company	3.37%	265,000	265,000	10/01/24
Portside 2 at East Pier	New York Life Insurance Co.	4.45%	97,000	97,000	03/10/26
BLVD 425	New York Life Insurance Co.	4.17%	131,000	131,000	08/10/26
BLVD 401	New York Life Insurance Co.	4.29%	117,000	117,000	08/10/26
The Upton[4]	Bank of New York Mellon	SOFR + 1.58%	75,000	75,000	10/27/26
145 Front at City Square[5]	MUFG Union Bank	SOFR + 1.84%	63,000	63,000	12/10/26
RiverHouse 9[6]	JP Morgan	SOFR + 1.41%	110,000	110,000	06/21/27
Quarry Place at Tuckahoe	Natixis Real Estate Capital, LLC	4.48%	41,000	41,000	08/05/27
BLVD 475	Northwestern Mutual Life	2.91%	165,000	165,000	11/10/27
RiverHouse 11	Northwestern Mutual Life	4.52%	100,000	100,000	01/10/29
Soho Lofts	New York Community Bank	3.77%	160,000	160,000	07/01/29
Port Imperial Garage South	American Generall Life & A/G PC	4.85%	31,908	32,166	12/01/29
The Emery	New York Community Bank	3.21%	72,000	72,000	01/01/31
Principal Balance Outstanding			**$1,529,906**	**$1,614,164**	
Unamortized Deferred Financing Costs			(6,249)	(7,511)	
Total Secured Permanent Debt			**1,523,657**	**1,606,653**	
Total Debt			**$1,820,981**	**$1,903,977**	

1. Effective rate of debt, including deferred financing costs, comprised of the cost of terminated treasury lock agreements (if any), debt initiation costs, mark-to-market adjustment of acquired debt and other transaction costs, as applicable.
2. On May 1, 2023, the Company executed an amendment to convert the loan on Haus25 from LIBOR+ to SOFR+. The loan has been capped since 4Q22 at a strike rate of 4.0%, expiring in October 2023.
3. Port Imperial Hotels sold on February 10, 2023.
4. The loan has been capped at a strike rate of 1.0%, expiring in October 2024.
5. On January 12, 2023, the Company executed an amendment to convert the loan on 145 Front St. from LIBOR+ to SOFR+ and placed a 9 month SOFR cap with a strike rate of 4%. The hedge expires in September 2023.
6. The loan has been capped at a strike rate of 3.0%, expiring in June 2024.

15

Hotels $ in thousands except per SF Location Transaction Date Number of Buildings SF Percentage Leased Gross Asset Value Q1 2023 Dispositions Port Imperial Hotels Weehawken, NJ 2/10/2023 2 N/A N/A $97,000 Total Q1 2023 Dispositions 2 N/A N/A $97,000 Land $ in thousands Location Transaction Date Gross Asset Value(1) Q1 2023 Dispositions 101 Columbia Rd. Morris Plains, NJ 3/17/2023 $8,300 Total Q1 2023 Dispositions $8,300 1. This reflects percentage leased at the time of the sale on 4/5/2023. 16 Transaction Activity Dispositions Office $ in thousands except per SF Location Transaction Date Number of Buildings SF Percentage Leased(1) Gross Asset Value Q2 2023 Dispositions Harborside 1, 2, & 3 Jersey City, NJ 4/05/2023 3 2,098,749 56% $420,000 Total Q2 2023 Dispositions 3 2,098,749 56% $420,000

Property Units Physical Occupancy VRE's Nominal Ownership(1) Q2 2023 NOI(2) Total Debt VRE Share of Q2 NOI VRE Share of Debt Multifamily Urby Harborside 762 95.5% 85.0% $5,109 $187,136 $4,343 $159,066 RiverTrace at Port Imperial 316 93.0% 22.5% 2,195 82,000 494 18,450 Capstone at Port Imperial 360 96.1% 40.0% 2,953 135,000 1,181 54,000 Riverpark at Harrison 141 97.9% 45.0% 508 30,192 229 13,586 Metropolitan at 40 Park 130 94.6% 25.0% 1,078 42,567 270 10,642 Metropolitan Lofts 59 96.6% 50.0% 254 18,200 127 9,100 Station House 378 93.4% 50.0% 2,094 90,447 1,047 45,224 Total 2,146 95.0% 54.9% $14,191 $585,542 $7,690 $310,067 Notes: See “Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre”. 1. Amounts represent the Company’s share based on ownership percentage. 2. The sum of property-level revenue, straight-line and ASC 805 adjustments; less: operating expense, real estate taxes and utilities. 17 Unconsolidated Joint Ventures $ in thousands

Operating Portfolio 18

Property Listing - Multifamily

$ in thousands, except per home

							Percentage Occupied		Average Revenue per Home		NOI		
	Location	Ownership	Apartments	Rentable SF	Avg. Size	Year Complete	Q2 2023	Q1 2023	Q2 2023	Q1 2023	Q2 2023	Q1 2023	Debt Balance
NJ Waterfront													
Haus25	Jersey City, NJ	100.0%	750	617,787	824	2022	95.6%	95.7%	$4,238	$4,242	$6,851	$5,315	$297,324
Liberty Towers	Jersey City, NJ	100.0%	648	602,210	929	2003	94.9%	96.3%	4,038	3,850	6,469	4,261	265,000
BLVD 425	Jersey City, NJ	74.3%	412	369,515	897	2003	94.7%	97.3%	3,891	3,793	2,979	2,831	131,000
BLVD 475	Jersey City, NJ	100.0%	523	475,459	909	2011	97.6%	96.7%	4,020	3,870	4,751	3,548	165,000
BLVD 401	Jersey City, NJ	85.0%	311	273,132	878	2016	97.7%	98.4%	3,986	3,900	2,311	2,381	117,000
Soho Lofts	Jersey City, NJ	100.0%	377	449,067	1,191	2017	97.1%	96.3%	4,538	4,414	2,902	2,693	160,000
Urby Harborside	Jersey City, NJ	85.0%	762	474,476	623	2017	95.5%	95.0%	3,795	3,623	5,109	4,802	187,136
RiverHouse 9	Weehawken, NJ	100.0%	313	245,127	783	2021	96.5%	97.4%	4,212	3,865	2,497	2,293	110,000
RiverHouse 11	Weehawken, NJ	100.0%	295	250,591	849	2018	96.3%	97.3%	3,979	3,895	2,249	2,263	100,000
RiverTrace at Port Imperial	West New York, NJ	22.5%	316	295,767	936	2014	93.0%	95.9%	3,625	3,546	2,195	2,162	82,000
Capstone at Port Imperial	West New York, NJ	40.0%	360	337,991	939	2021	96.1%	94.2%	4,245	4,108	2,953	2,866	135,000
NJ Waterfront Subtotal		**85.6%**	**5,067**	**4,391,122**	**867**		**95.8%**	**96.2%**	**$4,048**	**$3,919**	**$41,266**	**$35,415**	**$1,749,460**
Massachusetts													
Portside at East Pier	East Boston, MA	100.0%	181	156,091	862	2015	94.9%	95.4%	$3,100	$3,039	$1,148	$1,042	$58,998
Portside 2 at East Pier	East Boston, MA	100.0%	296	230,614	779	2018	98.8%	96.2%	3,190	3,130	1,845	1,888	97,000
145 Front at City Square	Worcester, MA	100.0%	365	304,936	835	2018	93.4%	95.3%	2,594	2,565	1,636	1,594	63,000
The Emery	Revere, MA	100.0%	326	273,140	838	2020	94.2%	95.1%	2,639	2,623	1,407	1,391	72,000
Massachusetts Subtotal		**100.0%**	**1,168**	**964,781**	**826**		**95.2%**	**95.5%**	**$2,836**	**$2,798**	**$6,036**	**$5,915**	**$290,998**
Other													
The Upton	Short Hills, NJ	100.0%	193	217,030	1,125	2021	96.4%	93.3%	$4,527	$4,682	$1,565	$1,367	$75,000
The James	Park Ridge, NJ	100.0%	240	215,283	897	2021	93.3%	93.4%	2,913	2,797	1,349	1,330	–
Signature Place	Morris Plains, NJ	100.0%	197	203,716	1,034	2018	96.4%	95.9%	3,075	2,996	966	919	43,000
Quarry Place at Tuckahoe	Eastchester, NY	100.0%	108	105,551	977	2016	96.3%	97.2%	4,085	4,115	712	701	41,000
RiverPark at Harrison	Harrison, NJ	45.0%	141	124,774	885	2014	97.9%	98.6%	2,689	2,641	508	529	30,192
Metropolitan at 40 Park[1]	Morristown, NJ	25.0%	130	124,237	956	2010	94.6%	93.8%	3,673	3,463	795	695	36,500
Metropolitan Lofts	Morristown, NJ	50.0%	59	54,683	927	2018	96.6%	96.6%	3,536	3,495	254	299	18,200
Station House	Washington, DC	50.0%	378	290,348	768	2015	93.4%	94.2%	3,117	2,763	2,094	1,722	90,447
Other Subtotal		**72.8%**	**1,446**	**1,335,622**	**924**		**95.1%**	**94.9%**	**$3,363**	**$3,238**	**$8,243**	**$7,562**	**$334,339**
Operating Portfolio[2]		**85.0%**	**7,681**	**6,691,525**	**871**		**95.6%**	**95.9%**	**$3,734**	**$3,621**	**$55,545**	**$48,892**	**$2,374,797**

Operating Highlights: Percentage Occupied, Average Revenue per Home, NOI

Notes: See "Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre". Unconsolidated joint venture income represented at 100% venture NOI. Average Revenue per Home is calculated as total apartment revenue for the quarter divided by the average percent occupied for the quarter, divided by the number of apartments and divided by three.

1. As of June 30, 2023, Priority Capital included Metropolitan at $20,914,422 (Prudential).
2. Operating Portfolio includes properties that have achieved over 95% leased for six consecutive weeks. Excludes approximately 190,525 sqft of ground floor retail, of which 110,312 sqft is leased.

19

Property Listing - Commercial, Land Bank, & Other Non-Strategic Assets

$ in thousands

Commercial	Location	Ownership	Spaces	Rentable SF	Year Complete	Percentage Leased Q2 2023	Percentage Leased Q1 2023	NOI Q2 2023	NOI Q1 2023	Debt Balance
Port Imperial Garage South	Weehawken, NJ	70.0%	800	320,426	2013	N/A	N/A	$593	$411	$31,908
Port Imperial Garage North	Weehawken, NJ	100.0%	786	304,617	2016	N/A	N/A	(12)	13	–
Port Imperial Retail South	Weehawken, NJ	70.0%		18,064	2013	100.0%	100.0%	208	165	–
Port Imperial Retail North	Weehawken, NJ	100.0%		8,400	2016	100.0%	100.0%	90	85	–
Riverwalk at Port Imperial	West New York, NJ	100.0%		30,423	2008	65.0%	65.0%	172	151	–
Shops at 40 Park	Morristown, NJ	25.0%		50,973	2010	69.0%	69.0%	283	306	6,067
Commercial Total		**80.9%**		**732,903**		**75.5%**	**75.5%**	**$1,334**	**$1,131**	**$37,975**

Land Bank Potential Units	Inside JV	Outside JV	Total[1]
Hudson Waterfront	3,076	800	3,876
Greater NY/NJ	1,069	466	1,535
Boston Metro	864	–	864
Land Bank Total	**5,009**	**1,266**	**6,275**

Building	Location	Total SF	Leased SF	% Leased	Avg. Base Rent + Escalations	Expirations (SF) 2023	2024	2025
Harborside 5	Jersey City, NJ	977,225	380,705	39.0%	$52.16	62,090	49,468	24,160
Harborside 6	Jersey City, NJ	231,856	47,452	20.5%	45.24	–	–	–
Total Waterfront[2]		**1,209,081**	**428,157**	**35.4%**	**$51.39**	**62,090**	**49,468**	**24,160**
23 Main Street[3]	Holmdel, NJ	350,000	350,000	100.0%	19.12	350,000	–	–
Total Suburban		**350,000**	**350,000**	**100.0%**	**$19.12**	**350,000**	**–**	**–**
Total Office Portfolio		**1,559,081**	**778,157**	**49.9%**	**$36.88**	**412,090**	**49,468**	**24,160**

Notes: See "Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre".
1. Totals breakout prior to resolution of JV.
2. Total Waterfront figures do not include Harborside 1, 2, & 3 as the property was sold on 4/5/23.
3. Average base rents + escalations reflect rental values on a triple net basis.

20

FFO, Core FFO, AFFO, NOI, Adjusted EBITDA, & EBITDAre (1) Includes the Company’s share from unconsolidated joint ventures, and adjustments for noncontrolling interest of $2,579 and $2,572 for the three months ended June 30, 2023 and 2022, respectively and $5,155 and $5,243 for the six months ended June 30, 2023 and 2022, respectively. Excludes non-real estate-related depreciation and amortization of $199 and $325 for the three months ended June 30, 2023 and 2022, respectively, and $584 and $650 for the six months ended June 30, 2023 and 2022, respectively. (2) Funds from operations is calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (Nareit). See “Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre”. (3) Includes free rent of $642 and $1,917 for the three months ended June 30, 2023 and 2022, respectively and $3,867 and $4,118 for the six months ended June 30, 2023 and 2022, respectively. Also includes the Company's share from unconsolidated joint ventures of $(13) and $(319) for the three months ended June 30, 2023 and 2022, respectively and $13 and $(624) for the six months ended June 30, 2023 and 2022, respectively. (4) Excludes expenditures for tenant spaces in properties that have not been owned by the Company for at least a year and excludes Collector`s Universe. (5) Net Debt calculated by taking the sum of senior unsecured notes, unsecured revolving credit facility, and mortgages, loans payable and other obligations, and deducting cash and cash equivalents and restricted cash, all at period end. (6) Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares 8,651 and 8,620 shares for the three months ended June 30, 2023 and 2022, respectively, and 8,897 and 8,642 for the six months ended June 30, 2023 and 2022, respectively, plus dilutive Common Stock Equivalents (i.e. stock options). 21 Endnotes

Reconciliation of Net Income (Loss) to NOI (three months ended)

$ in thousands (unaudited)

	Q2 2023				Q1 2023		
	Multifamily	Office / Corp	Disc. Ops	Total	Multifamily	Office / Corp	Total
Net Income (loss)	**$(12,805)**	**$(17,330)**	**$–**	**$(30,135)**	**$(11,015)**	**$(5,215)**	**$(16,230)**
Deduct:							
Real estate services income	(644)	1	–	(643)	(911)	–	(911)
Interest and other investment loss (income)	(1)	(3,926)	–	(3,927)	(29)	(87)	(116)
Equity in (earnings) loss of unconsolidated joint ventures	(2,700)	–	–	(2,700)	68	–	68
General & Administrative - property level	–	3,488	(3,488)	–	3	–	3
Realized and unrealized (gains) losses on disposition	–	–	–	–	–	(780)	(780)
(Gain) loss on disposition of developable land	–	–	–	–	–	22	22
(Gain) loss from early extinguishment of debt, net	–	2,657	–	2,657	(12)	12	–
Other Income	(710)	(143)	–	(853)	–	–	–
Add:							
Real estate services expenses	2,352	2,037	–	4,389	1,897	46	1,943
General and administrative	660	8,932	(10)	9,582	1,354	8,932	10,286
Dead deal and transaction-related costs	–	3,319	–	3,319	–	1,027	1,027
Depreciation and amortization	21,583	2,376	(275)	23,684	21,506	2,370	23,876
Interest expense	35,068	14	–	35,082	21,986	28	22,014
Land impairments	–	3,396	–	3,396	3,396	–	3,396
Net operating income (NOI)	**$42,803**	**$4,821**	**$(3,773)**	**$43,851**	**$38,243**	**$6,355**	**$44,598**

Summary of Consolidated Multifamily NOI by Type (unaudited):

	Q2 2023	Q1 2023
Total Consolidated Multifamily - Operating Portfolio	$41,637	$35,817
Total Consolidated Commercial[1]	$1,051	$825
Total NOI from Consolidated Properties (excl. unconsolidated JVs/subordinated interests):	$42,688	$36,642
NOI (loss) from services, land/development/repurposing & other assets	$115	$1,601
Total Consolidated Multifamily NOI	**$42,803**	**$38,243**

1. 1Q NOI from hotels included in reconciliation.

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Company Information, Executive Officers & Analysts

Company Information

Corporate Headquarters
Veris Residential, Inc.
Harborside 3, 210 Hudson St., Ste.
Jersey City, New Jersey 07311
(732) 590-1010

Stock Exchange Listing
New York Stock Exchange

Trading Symbol
Common Shares: VRE

Contact Information
Veris Residential, Inc.
Investor Relations Department
Harborside 3, 210 Hudson St., Ste. 400
Jersey City, New Jersey 07311

Anna Malhari
Chief Operating Officer
E-Mail: amalhari@verisresidential.com
Web: www.verisresidential.com

Executive Officers

Mahbod Nia
Chief Executive Officer

Amanda Lombard
Chief Financial Officer

Taryn Fielder
General Counsel and Secretary

Jeff Turkanis
EVP and Chief Investment Officer

Anna Malhari
Chief Operating Officer

Equity Research Coverage

Bank of America Merrill Lynch
Josh Dennerlein

BTIG, LLC
Thomas Catherwood

Citigroup
Nicholas Joseph

Evercore ISI
Steve Sakwa

Green Street Advisors
John Pawlowski

JP Morgan
Anthony Paolone

Truist
Michael R. Lewis

Any opinions, estimates, forecasts or predictions regarding Veris Residential, Inc's performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or predictions of Veris Residential, Inc. or its management. Veris Residential, Inc. does not by its reference above or distribution imply its endorsement of or concurrence with such opinions, estimates, forecasts or predictions.

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